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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 2000


                           GREAT PLAINS SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


MINNESOTA                          000-22703                45-0374871
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)             Identification No.)


                1701 S.W. 38th Street, Fargo, North Dakota 58103

                (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code: (701) 281-0550


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 24, 2000, Great Plains Software, Inc. ("Great Plains") acquired PWA Group, Limited ("PWA"), pursuant to an Agreement among Great Plains and the selling shareholders named therein. A total of approximately 416,000 shares of Great Plains common stock and $6.7 million in cash were issued in connection with the transaction. Additional information concerning this transaction is contained in the definitive agreements being filed as Exhibits 2.1, 2.2. and 2.3 to this report and to the press release being filed as Exhibit
99.1 to this report.

ITEM 5.  OTHER EVENTS.

         On February 22, 2000, Great Plains entered into an Agreement and Plan of Merger with GPS Acquisition, Inc., FRx Software Corporation ("FRx") and Michael L. Rohan, the principal shareholder of FRx, pursuant to which Great Plains would acquire FRx. Approximately 1,000,000 shares of Great Plains' common stock will be issued in connection with the transaction. By the terms of the merger agreement, GPS Acquisition merged with and into FRx. The closing of the merger is subject to certain customary closing conditions. Additional information concerning the merger is contained in the press release being filed as Exhibit 99.2 to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Information

         The required financial statements with respect to PWA are not available as of the date of this report. In accordance with paragraph 4 of
Item 7(a) of this report, Great Plains will file the financial statements by amendment as soon as practicable and no later than 60 days from the date on which this report must be filed.

         (b)      Pro Forma Financial Information

         The required pro forma financial statements with respect to PWA and Great Plains are not available as of the date of this report. In accordance with paragraph 4 of Item 7(a) of Form 8-K, Great Plains will file the pro forma financial statements by amendment as soon as practicable and no later than 60 days from the date on which this report must be filed.

         (c)      Exhibits.

                  2.1 Share Purchase Agreement dated February 24, 2000 between Great Plains Software, Inc. and the persons named therein.

                  2.2 Agreement dated February 24, 2000 between Great Plains Software, Inc. and the persons named therein.


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                  2.3      Tax Deed dated February 2000 between Great Plains
                           Software, Inc. and the persons named therein.

                  99.1     Press release dated February 22, 2000

                  99.2     Press release dated February 22, 2000

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 7, 2000                       GREAT PLAINS SOFTWARE, INC.



                                            By   /s/ Tami L. Reller
                                              ---------------------------------
                                            Name:  Tami L. Reller
                                            Chief Financial Officer


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                                INDEX TO EXHIBITS

NUMBER                                      DESCRIPTION
------                                      -----------
2.1 Share Purchase Agreement dated February 24, 2000 between Great Plains Software, Inc. and the persons named therein.

2.2 Agreement dated February 24, 2000 between Great Plains Software, Inc. and the persons named therein.

2.3 Tax Deed dated February 2000 between Great Plains Software, Inc. and the persons named therein.

99.1              Press release dated February 22, 2000

99.2              Press release dated February 22, 2000


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